1 Investor Roundtable March 5, 2025

2 Introductions Claritev Team Travis Dalton Chairman, President & CEO Doug Garis Chief Financial Officer Jerry Hogge Chief Operating Officer Michael Kim Chief Digital Officer Sean Crandell SVP-General Manager, Data & Decision Science Tiffani Misencik Chief Growth Officer Carol Nutter Chief People Officer Tara O’Neil General Counsel Will Mintz SVP, Corporate Affairs & Strategy Today’s presenters

3 Disclaimer Forward-Looking Statements This presentation includes statements that express our management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation, including, but not limited to, statements relating to our ability to execute on our transformation plan, the anticipated benefits of our transformation plan, the anticipated benefits of our debt refinancing, our 2025 outlook and guidance, and the long-term prospects of the Company. Such forward-looking statements are based on available current market and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that these forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include: loss of our clients, particularly our largest clients; interruptions or security breaches of our information technology systems and other cybersecurity attacks; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to enter new lines of business and broaden the scope of our services; the loss of key members of our management team or inability to maintain sufficient qualified personnel; our ability to continue to attract, motivate and retain a large number of skilled employees, and adapt to the effects of inflationary pressure on wages; trends in the U.S. healthcare system, including recent trends of unknown duration of reduced healthcare utilization and increased patient financial responsibility for services; effects of competition; effects of pricing pressure; our ability to identify, complete and successfully integrate acquisitions; the inability of our clients to pay for our services; changes in our industry and in industry standards and technology; our ability to protect proprietary information, processes and applications; our ability to maintain the licenses or right of use for the software we use; our inability to expand our network infrastructure; our ability to obtain additional financing; our ability to pay interest and principal on our notes and other indebtedness; lowering or withdrawal of our credit ratings; adverse outcomes related to litigation or governmental proceedings; inability to preserve or increase our existing market share or the size of our preferred provider organization networks; decreases in discounts from providers; pressure to limit access to preferred provider networks; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; changes in accounting principles or the incurrence of impairment charges; other factors disclosed in our Securities and Exchange Commission (“SEC”) filings from time to time, including, without limitation, those factors described in our Annual Report on Form, our Quarterly Reports on Form 10-Q; and other factors beyond our control. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There can be no assurance that future developments affecting our business will be those that we have anticipated. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Non-GAAP Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), this presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Free Cash Flow, Unlevered Free Cash Flow and Adjusted Cash Conversion Ratio. A non-GAAP financial measure is generally defined as a numerical measure of a company’s financial or operating performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Free Cash Flow, Unlevered Free Cash Flow and Adjusted Cash Conversion Ratio are supplemental measures of Claritev’s performance that are not required by or presented in accordance with GAAP. These measures are not measurements of our financial or operating performance under GAAP, have limitations as analytical tools and should not be considered in isolation or as an alternative to net income (loss), cash flows or any other measures of performance prepared in accordance with GAAP. EBITDA represents net income (loss) before interest expense, interest income, income tax provision (benefit), depreciation and amortization of intangible assets, and non-income taxes. Adjusted EBITDA is EBITDA as further adjusted by certain items as described in the table below. In addition, in evaluating EBITDA and Adjusted EBITDA you should be aware that in the future, we may incur expenses similar to the adjustments in the presentation of EBITDA and Adjusted EBITDA. The presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. The calculations of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Based on our industry and debt financing experience, we believe that EBITDA and Adjusted EBITDA are customarily used by investors, analysts and other interested parties to provide useful information regarding a company’s ability to service and/or incur indebtedness. We also believe that Adjusted EBITDA is useful to investors and analysts in assessing our operating performance during the periods these charges were incurred on a consistent basis with the periods during which these charges were not incurred. Both EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider either in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of the limitations are: • EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; • EBITDA and Adjusted EBITDA do not reflect interest expense, or the cash requirements necessary to service interest or principal payments on our debt; • EBITDA and Adjusted EBITDA do not reflect our tax expense or the cash requirements to pay our taxes; and • Although depreciation and amortization are non-cash charges, the tangible assets being depreciated will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Claritev’s presentation of Adjusted EBITDA should not be construed as an inference that our future results and financial position will be unaffected by unusual items. Free Cash Flow as defined as net cash provided by operating activities less capital expenditures, all as disclosed in the Statement of Cash Flows. Unlevered Free Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures, plus cash interest paid, all as disclosed in the Statements of Cash Flows. Free Cash Flow and Unlevered Free Cash Flow are measures of our operational performance used by management to evaluate our business after purchases of property and equipment and, in the case of Unlevered Free Cash Flow, prior to the impact of our capital structure, in the case of Unlevered Free Cash Flow, and after purchases of property and equipment. Unlevered Free Cash Flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, Claritev’s definition of Free Cash Flow and Unlevered Free Cash Flow are limited, in that they do not represent residual cash flows available for discretionary expenditures, due to the fact that the measures do not deduct the payments required for debt service, in the case of Unlevered Free Cash Flow, and other contractual obligations or payments made for business acquisitions. Adjusted Cash Conversion Ratio is defined as Unlevered Free Cash Flow divided by Adjusted EBITDA. Claritev believes that the presentation of the Adjusted Cash Conversion Ratio provides useful information to investors because it is a financial performance measure that shows how much of its Adjusted EBITDA Claritev converts into Unlevered Free Cash Flow.

4 01 Setting our Vision – CEO Perspective Travis Dalton – Chairman, President & CEO 02 Planning for the Turn in 2025 Doug Garis – CFO 03 Technology-Driven: Creating a Platform for Growth Michael Kim – CDO 04 Product-Led: Developing Solutions that Create Value Jerry Hogge – COO Sean Crandell – SVP, Data & Decision Science 05 Market-Aligned: Rethinking our Growth Engine Tiffani Misencik – CGO 06 Closing Remarks | Q&A Agenda Travis Dalton – Chairman, President & CEO

5 Setting our Vision – CEO Perspective Travis Dalton – Chairman, President & CEO

Claritev Overview

A healthcare technology, data and insights company focused on improving affordability, transparency and quality.

Data & Decision Science Services

Actionable information that lowers cost, improves revenue, and improves quality across the healthcare continuum

Analytics-Based Services

Data-driven reference-based price reimbursements for out-of-network claims and for No Surprises Act (NSA) claims & compliance

Payment & Revenue Integrity Services

Identify, correct and prevent improper billing

Network-Based Services

Nation-wide PPO network with 1.4M providers plus curated specialty network design/build to lower cost & improve quality

WE SERVE
700+ insurance carriers, plan administrators and other payor clients

WHO SERVE
100K+ employers/ plan sponsors

WHO ACCESS
1.4M contracted healthcare providers

WHO COVER
60M plan members and patients with access to our services

AT-A-GLANCE

~2,800
Employees

11
Office Locations

40+
Years in Business

$931M
Revenue in 2024

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7 Opening the Aperture for Healthcare We seek to open the aperture on affordability, transparency, and quality and meet mutual interest in healthcare, and optimal health plan performance. Value to Payors: • Managing Risk • Increasing Access • Improving Health Outcomes • Fair Reimbursement Value to Employers: • Driving Optimal Plan Design • Providing Quality Care for the Best Cost/Value • Options Value to Providers: • Increasing Access • Delivering Quality Care • Improving Health Outcomes • Timely and Fair Reimbursement at Optimal Price Mutual Interest of Transparency Employers

8 Combining technology, data and insights to improve affordability, transparency and quality What We Believe We believe transparency leads to better data, information, and insights. Better insights = Better markets and better healthcare We believe in transparency for Payors, Providers, Employers, Patients and use Rx and healthcare data create technology-driven solutions We believe in market dynamics and the benefits of free market competition We believe in eradicating Fraud, Waste, and Abuse and using data science & technology

9 Why are we rebranding? Why the name, logo and new colors? Reflection of our transformation as a healthcare technology, data and insights company focused on affordability, transparency and quality Allows us to better represent the vast constituents we serve across the healthcare ecosystem and the diverse set of products we offer Claritev invokes the message of clarity or to be clear; and ties to our focus on delivering transparency Offers an easy bridge to data insights, informing clear decision-making Logo represents an aperture that is opening, signifying our vision of transparency in healthcare Colors are a natural evolution of the MultiPlan palette – balancing ingenuity and approachability

10 2024 was the FOUNDATION ADVANCE C-A-F CLARITY of Purpose ALIGNMENT of Talent and Accountability FOCUS on Pillars & Metrics Fit for growth Rigor | Discipline • Reinforce Sales Growth Culture • Improve Sales & Revenue Forecasting • Diversify the Business Mix • Establish and Advance 5-Year Strategic Plan • Implement Operating Mechanisms • Mature Product Lifecycle Development • Enforce Contract Management and Revenue Assurance Investments • Enterprise Data Platform • Technology Modernization • Enterprise Systems (e.g., ERP) • Core Solution Enhancement • Provider Solutions • AI Process Automation • Data Analytics & User Experience HORIZONS FOR GROWTH Expanded Market Segments | New Offerings 1 Out-of-Network Analytics, Network, Payment & Revenue Integrity 2 Alternative Employer Networks 3 Payor Data Analytics 4 Provider Data Analytics 1 2 3 4 TRANSFORM Plan & Manage Business Foundation Corporate Affairs – Protect | Defend | Educate

COMBINING
Technology, Data and Insights

The Vision

Tech-Enabled Platform Supporting the Healthcare Continuum

TO IMPACT
Affordability, Transparency and Quality in Healthcare

Payors ↕ | Brokers | Employers ↕ | Gov't ↕ | Patients | Providers ↕ | Channel Partners (e.g., Oracle) ↕



PRODUCTS

Affordability Solutions
Analytics | Network | Payment Integrity

Transparency Solutions
PlanOptix® | CompleteVue™

Quality Solutions
Benefits Optimization | Risk Models | Quality Mgmt

Enterprise Data Platform
Data Warehouse | AI/ML | Language Models

Technical Infrastructure
Oracle Cloud Infrastructure | Apex Tools | Externally Sourced Claims Data

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- Drive value and new product in the core
- Open new markets; compete and win new business
- Create financial & operational excellence; transform business model
- Bring best talent and career growth opportunities
- Focus on innovation and promote the brand

2025 is the TURN

We will be:
product-led | partner-enabled | technology-driven



PRODUCT/
TECH
Driving innovation through
GREENHOUSE

- Product-Led
- Partner | M&A-Enabled
- Technology-Driven

Go-To-Market Alignment

Payors | Brokers | Employers | Gov't | Providers | Channel Partners

Affordability

- Curated Networks
- ProPricer Enhancements
- NSA/State Surprise Bill
- IBR/ACE Enhancements

GDIT

Transparency

- PlanOptix Platform
- CompleteVue for Provider
- Vitality Quality Data Addition
- Network Optimization

ORACLE

Quality Analytics

- CompleteVue Revenue Maximizer
- Provider Quality Reporting
- BenInsights Health Plan Optimizer
- Risk Scores

CitiusTech

Modernize our IT systems and platforms *powered by Oracle Cloud Infrastructure*

Enable marketplace for Healthcare data applications and services (Trident)

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13 Early Proof Points • Transaction closed in January 2025 • 99.75% participation outcome Refinanced Entire Debt Structure 01 • 3-year extension of one of our largest clients • 8% increase in covered lives for VDHP | $16M ACV Additional Value from Core Clients and Product Sets 02 • Oracle | Enables our digital transformation and creates new growth channels • J2 Health | Enhance network services and analytics Key Partnerships Signed 03 • Signed largest single contract booking of $34M Total Contract Value • Predictable revenue stream and built-in price escalation New Business and Revenue Models 05 • Launched CompleteVueTM – price transparency for Providers • 5 Provider opportunities closed in 2024 New Products and Expanded Markets 06 • 24 new/reactivated logos in 2024 • Growing pipeline across multiple market verticals Increased Competitiveness 07

14 The Future THE FOUNDATION and THE VISION CAF, Fit for Growth, Horizons THE TURN Launch Brand, New Products, Business Models, Markets THE WAY UP Focus and Disciplined Execution, Sales Aggression, Growth THE WAY FORWARD Sustained Growth, Independence, Culture, Product, Acquisitions REALIZE THE VISION Impact Healthcare Continuum, Diversified Markets, Mission 2024 2025 2026 2027 2028-2030

15 Where Our Transformation Leads Us World-Class Talent and Leadership with Growth Mindset Serving the Entire Healthcare Continuum Sustainable Growth Diversified Business Model and Product Suite Organic Product Capability Leading with Data, Analytics and Technology Capital Structure that Fits the Business Process Rigor, Discipline, and Predictability CLARITY ALIGNMENT FOCUS RESULTS Driving Our Transformation

16 Planning for the Turn in 2025 Doug Garis – Chief Financial Officer

Financial Highlights

Strong foundation to achieve growth objectives in Vision 2030 Plan

We generate substantial earnings (with ample cash conversion) to provide dry powder for us to focus more deeply on penetrating our mature markets with ~**$16B** addressable market size while we accelerate entry into new growth markets with roughly an equal addressable market size (~**$16B**)

3.6%
Normalized Revenue Growth[1,3]

126%
Net Revenue Retention in Growth Areas[3]

$578M
Adjusted EBITDA dollars[2,3]

62%
Adjusted EBITDA margin[2,3]

$305M
Unlevered free cash flow dollars[2,3]

53%
Adjusted cash conversion[2,3]

(1) Excluding impact of one large client decline.
(2) Adjusted EBITDA, Adjusted EBITDA margin, unlevered free cash flow and free cash flow conversion are non-GAAP financial measures. Please see SEC filings for a reconciliation to their most recently comparable GAAP measure.
(3) For the twelve months ended December 31, 2024.

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18 Capital Allocation Prioritization With the closing of the debt refinancing in January 2025, our primary and priority use of capital is investment in our business to drive organic growth. HIGHEST PRIORITYOrganic investments to fuel Vision 2030 Plan Debt paydown Value creating M&A Share buybacks HIGH PRIORITY LOW PRIORITY NEAR TERM LOW % OF CAPITAL ALLOCATION

19 Excluding impact from one large client, we expect business to grow sequentially throughout ‘25 Revenue Trend excluding One Client Trailing Twelve Months Revenue Excluding One Client ($Millions) $617 -4% $740 20% $737 0% $759 3% $786 4% MSD +4-6% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Excl. One Client Excl. One Client & COVID-Related Revenues Last 4 Last 12 Quarters Quarters Excl. One Client 3.6% 2.0% Excl. One Client & COVID 5.7% 6.1% Historical Revenue CAGR (TTM)

20 Vision 2030 Transformation – Program Overview Digital Transformation & Technology Modernization Business Realignment Business Process Optimization  Modernize technology platforms and systems through Oracle Cloud Infrastructure  Collaborate across enterprise to connect front to back office  Focus on value delivery, continuous improvement and transparency  Drive efficiencies, enhancements and stability of systems and platforms  Refresh our go-to-market strategy, and update commercial agreements  Execute a targeted rebranding effort  Establish General Manager leadership focus across our lines of business  Enable agility in decision making and operational efficiency & effectiveness  Deploy scaled shared services by leveraging modern cloud applications and process automation best practices  Improve pricing and packaging and enhance deal management  Improve strategic and competitive intelligence  Do More (with less) – drive margins by growing operating expenses less than revenues Key Focus & Opportunities  Enhancements that drive premium pricing for value  Revenue model changes  Strategic pricing & packaging  Organic new product development  Strategic alliances & partnerships Multi-year process to fuel growth and scale technology + operations footprint

21 FY 2025 Guidance as Reported 1 We have not reconciled the forward-looking Adjusted EBITDA guidance included above to the most directly comparable GAAP measure because this cannot be done without unreasonable effort due to the variability and low visibility with respect to certain costs, the most significant of which are incentive compensation (including stock-based compensation), transformation-related expenses, certain fair value measurements, which are potential adjustments to future earnings. We expect the variability of these items to have a potentially unpredictable, and a potentially significant, impact on our future GAAP financial results. Revenue Adjusted EBITDA % Capital Expenditures Effective Tax Rate Free Cash Flow Focus on sequential quarterly growth progression while strategic client impact lapses Roughly flat Adjusted EBITDA dollars vs. 2024 as we complete ‘the TURN’ Includes incremental Vision 2030 Transformation Program investments of $20M - $30M Assumes no material change to effective rate range FCF includes: • Transformation Program investments ($20M - $30M) • Debt-refinancing transaction costs ($55M - $65M) • Normalized FCF $10M - $20M (2)% to Flat vs. 2024 62.5% to 63.5% $155M to $165M 25% to 28% $(65)M to $(75)M FY2025 Comments

Financial Glidepath

	FY2025 This year	Short Term Within 3 years	Long Term Vision 2030	
Net Revenue Retention[1] *- Core Business* *- Growth Areas (VDHP + D&DS)* *- Growth Areas % Total Revenue*	**98% to 100%** *97% to 98%* *115% to 125%* *7% to 8%*	**103-105%** *100% to 102%* *>130%* *>15%*	**>106%** *102% to 104%* *>130%* *>20%*	*NRR* +
Adjusted EBITDA margin[2]	**62.5% to 63.5%**	**>63.5%**	**~65%**	*Margin* +
				= Rule of 70
Free Cash Flow[3] *- Normalized for one-time costs*	**$(65)M to $(75)M** *$10M to $20M*	**>$125M**	**>$250M**	
Adjusted Cash Conversion[3] *- Normalized for one-time costs*	**45% to 50%** *55% to 60%*	**>65%**	**>70%**	
Net Leverage	**~8.0X**	**<7.0X**	**~5.5X**	

[1]Net Revenue Retention reflects a percentage of prior year total revenue for both Core Business (Analytics-Based Solutions, Network-Based Solutions and Payment & Revenue Integrity Solutions) and Growth Areas (Value-Driven Health Plan Services, Data and Decision Science Solutions). [2] We have not reconciled the forward-looking Adjusted EBITDA guidance included above to the most directly comparable GAAP measure because this cannot be done without unreasonable effort due to the variability and low visibility with respect to certain costs, the most significant of which are incentive compensation (including stock-based compensation), transformation-related expenses, certain fair value measurements, which are potential adjustments to future earnings. We expect the variability of these items to have a potentially unpredictable, and a potentially significant, impact on our future GAAP financial results. [3]Free Cash Flow reflects levered view, outlook as reported and normalized for one-time Transformation related and debt-refinancing transaction related costs; Adjusted Cash Conversion reflects Cash Flow from Operation adjusted for normalized Capital Expenditures and Interest as a percentage of Adjusted EBITDA.

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23 Technology-Driven: Creating a Platform for Growth Michael Kim – Chief Digital Officer

24 Accelerating our Vision with Technology and Data Signed Oracle Partnership 1 Launched Trident – Enterprise Data Platform Initiative 2 Acquired BST: Data, Information, Insights 3 Built AI & Data Science Capabilities 5 Launched Digital Modernization 4

Oracle Partnership

Our partnership with Oracle encompasses multiple components to drive operational efficiencies and growth – establishing Claritev as a technology player forward

1 Accelerate **Transformation** of our IT Systems and Platforms using Oracle Cloud Infrastructure

Contract Complete – Jan 13 Press Release

2 Access **New Sales Distribution Channels** via the Oracle Partner Network

BenInsights now available on Oracle Cloud Marketplace

3 **Integrate** Oracle's Human Capital Management (HCM) data to power BenInsights Natively Inside HCM – AI Agent Automation for Plan Sponsors

Product availability targeted for Q1 2026

claritev + ORACLE

Competitive Differentiation

- **Increased Savings | Lowered Risks**
- **Best in Class Performance, Flexibility, and Reliability**
- **Enable Faster Innovation and Delivery**
- **Drive New Partnerships and Revenue Opportunities**
- **Empower Future Growth Opportunities**

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26 Employer Platform Integrated with Human Resource Management Solutions Provider Network Optimizer Claritev Data & Analytics Oracle Employee Census Data Integrating the power of Oracle’s technology with Claritev’s data and insights to automate a labor- intensive workflow creating a guided experience that reduces costs, improves quality, and transaction time 1 + Price Transparency Data Employer Health Insurance Platform

2

Trident Data Platform – Sample Data Assets

2.2B medical claims pass through our platform annually

Benefit Plan Optimization & Risk Analytics

- Medical Claims
- Prescription Claims
- Dental Claims
- Vision Claims
- Wellness Data
- Benefit Plan Design
- Employee Eligibility

COLOSSUS

Healthcare Pricing Analytics

- Public MRF data
- Dynamic quality enabled by data science
- 40+ years of claims expertise

PANORAMA

Provider Quality Analytics

- Provider Demographic
- Medical Claims
- Provider Quality Scores
- Clinical EHR Data

VITALITY

*Targeting end of 2025

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28 20% Data-as-a- Service T R I D E N T Analytics-as- a-Service Innovation-as- a-Service Insights-as-a- Service Model-as-a- Service Trident Vision 2 Enabling a marketplace for Healthcare data applications and services

29 20% Efficiently compare specific rates at the code level across multiple payors Using Data to Empower Providers with Publicly Available Price Transparency Insights Expansive 500 billion MRF records from 150+ payors and growing for comprehensive benchmarking Clean Leveraging data science and healthcare expertise for price transparency gains Actionable Delivered as a market-tested analytic platform built for insights to help improve financial outcomes Provider-Centric Built for providers, tested by providers Revenue Intelligence Analytic support empowers providers with revenue leakage insights for immediate action Built for customization, revenue impact model *Disclaimer: Leveraging publicly available price transparency data for analysis. Analysis based on client’s charge master and public price transparency files. Findings will vary based on client specifics and publicly available data. 3 Efficiently compare specific rates at the code level across multiple payors

30 Digital Modernization: PaaS, DaaS, SaaS 4

31 AI/Data Science Capabilities Award winning data science applications New Chief AI Officer Data scientists with deep academic & industry experience Capabilities across Data Science, AI, Linear Optimization Operating model transformation opportunities Product Opportunities Launching Greenhouse for Innovation 5 Data Science Assets Created • ProPricer • Negotiation Automation • Risk Models • Network Optimization • Plan Optimization

32 Break

33 Product-Led: Delivering Solutions that Create Value Jerry Hogge – Chief Operating Officer

34 Affordability Solutions Analytics | Network | Payment Integrity Transparency Solutions PlanOptix® | CompleteVue Quality Solutions Benefits Optimization | Risk Models | Quality Mgmt. PRODUCTS

Claritev Offerings

2024 Revenue Share

Analytics-Based Solutions

Data-driven reimbursement solutions for out-of-network claims & support for NSA compliance

Key Solutions

- *Reference-based pricing*
- *Surprise bill services*
- *Financial negotiation*

Network-Based Solutions

Build and manage custom healthcare provider networks with access to 1.4M credentialed providers

Key Solutions

- *Primary networks*
- *Complementary networks*
- *Network administration and payment services*

Payment & Revenue Integrity Solutions

Identify, correct and prevent improper billing to optimize accuracy and reduce waste and abuse in the healthcare system that lowers cost of care

Key Solutions

- *Clinical negotiation, review & editing*
- *Revenue integrity*
- *Subrogation & coordination of benefits*
- *Payment accuracy*

Value-Driven Health Plan Services

Integrated health plan solutions including reference-based pricing and exclusive network access that enable employers to reduce medical cost and increase employee satisfaction

Key Solutions

- *Reference based pricing*
- *Value-driven health plans*
- *Balance bill protection*

Data & Decision Science Solutions

Deliver actionable, digestible insights to improve plan and network design and lower healthcare costs by identifying and better serving high risk patients that improve outcomes

Key Solutions

- *Risk analytics & insights*
- *BenInsights*
- *Price transparency*
- *Supplemental products*

Core Business ~93% Total Revenue (Analytics-Based, Network-Based, Payment & Revenue Integrity Solutions)

Growth Business ~7% Total Revenue (Value-Driven Health Plan Services, Data & Decision Science Solutions)

Note: Revenue percentages as of 2024; D&DS reported in Analytics-Based Services segment and VDHP reported in Network and Analytics-Based Services segments for SEC reporting purposes.

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36 $12-14B $1-2B Claritev Offering Value-Driven Health Plan Services Doubling our Total Addressable Market $14-18B Claritev Offerings CORE MARKETS Mid-single-digit long term growth EXPANSION MARKETS High single/low double-digits long term growth • OON Analytics [$3-4B] • Provider Networks [$5-6B] • Payment & Revenue Integrity [$6-8B] Alternative Employer Networks Payor & Provider Analytics Claritev Offering Data & Decision Science Solutions Network-Based Solutions Analytics-Based Solutions Payment & Revenue Integrity Solutions From $14-18B to $27-34B Sources: Company management, Wall Street research

2025 Product Roadmap Highlights

	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Analytics-Based Value-Driven Health Plan Services	• ProPricer (w/ Reference-Based Pricing [RBP]) • Subscription Pricing Model: Network, RBP, and Financial Negotiations	• NSA Automation • VDHP – Virtual Care Partner Selection	• ProPricer (Key Client Delivery) • VDHP – Point Solution Integration	• State Surprise Bill
Network	• Geographically focused Behavioral health networks (NYC, other)	• Federal Market Custom Networks Medicare Expansion	• "Enhanced PHCS" network designed to compete in target markets	• Focused Networks (MVP – 2 Networks) • Medicare Expansion
Payment & Revenue Integrity	• IBR Enhanced with E2E Automation (MVP)	• ACE Enhanced with Partial Line Recommendations	• IBR Enhanced with E2E Automation (Phase 2) • ACE Enhanced with Genetic Testing	• IBR Enhanced with E2E Automation (Phase 2 GA)
Data & Decision Science	• CompleteVue Pricing Analytics • Provider Analytics (Pilot) • Risk Scores – Surgical | Pregnancy • BenInsights – Employers (Pilot)	• Price Transparency Data-as-a-Service • Provider Analytics (MVP)	• CompleteVue Module 2 (Pilot) • Provider Analytics (GA) • Risk Scores – Launch API • Network Optimization (MVP)	• CompleteVue Module 2 (MVP) • BenInsights – Employer | Broker UX Redesign

OPPORTUNITIES FOR PRICING / PACKAGING

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Claritev Offerings

Vision 2030 Revenue Share

Analytics-Based Solutions

Data-driven reimbursement solutions for out-of-network claims & support for NSA compliance

Key Solutions

- *Reference-based pricing*
- *Surprise bill services*
- *Financial negotiation*

Network-Based Solutions

Build and manage custom healthcare provider networks with access to 1.4M credentialed providers

Key Solutions

- *Primary networks*
- *Complementary networks*
- *Network administration and payment services*

Payment & Revenue Integrity Solutions

Identify, correct and prevent improper billing to optimize accuracy and reduce waste and abuse in the healthcare system that lowers cost of care

Key Solutions

- *Clinical negotiation, review & editing*
- *Revenue integrity*
- *Subrogation & coordination of benefits*
- *Payment accuracy*

Value-Driven Health Plan Services

Integrated health plan solutions including reference-based pricing and exclusive network access that enable employers to reduce medical cost and increase employee satisfaction

Key Solutions

- *Reference based pricing*
- *Value-driven health plans*
- *Balance bill protection*

Data & Decision Science Solutions

Deliver actionable, digestible insights to improve plan and network design and lower healthcare costs by identifying and better serving high risk patients that improve outcomes

Key Solutions

- *Risk analytics & insights*
- *BenInsights*
- *Price transparency*
- *Supplemental products*

Core Business ~80% Total Revenue

Growth Business ~20% Total Revenue

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39 Product Demonstrations Sean Crandell – SVP-GM, Data & Decision Science

Overview of Products

	VALUE PROPOSITION	ALIGNED SEGMENTS
BenInsights™ Applies modern technology to gather, cleanse and transform a client's financial and clinical data, then apply analytic tools to make it actionable – including: • 200+ plan performance reports • Risk scoring models • 'Smart Cards' to address risks early with intervention recommendations	• Save 10-15% on benefit plan expense with limited member disruption • Empowers organizations with transparent, independent insights into their benefit plan performance • Help employers maintain competitive benefits while optimizing healthcare costs and meeting fiduciary responsibilities	• Employers • Broker/Consultants • Channel Partners
CompleteVue™ Transforms price transparency data empowering providers to improve pricing strategies with publicly available rate comparison across payors and geographies	• Effectively benchmarks to identify target areas for improvement • Identifies expansions and growth opportunities • Identifies and targets practitioners for recruitment	• Providers
Network Optimization Optimizes complex network configurations using AI to analyze over 72 million variables balancing cost, quality, capacity and adequacy	• Better access to consistent, quality care, shorter wait times, simplified selection and care coordination (patients) • Reduced network costs, more efficient operations, better resource utilization (organizations) • Quality care delivery for better outcomes, right-sized coverage with optimal provider selection in a sustainable model	• Payors • Employers • Broker/Consultants

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41 BenInsightsTM Optimizes plan designs with comprehensive analytics Auto-identifies problems and provides actional recommendations to address

CompleteVue™

Expansive
500 billion MRF records from 150+ payors and growing for comprehensive benchmarking

Clean
Leveraging data science and healthcare expertise for price transparency gains

Actionable
Delivered as a market-tested analytic platform built for insights to help improve financial outcomes

Provider-Centric
Built for providers, tested by providers

Revenue Intelligence
Analytic support empowers providers with revenue leakage insights for immediate action



Efficiently compare specific rates at the code level across multiple payors
Built for customization, revenue impact model
Calculated Results
Simulated Total Commercial Revenue
+ $11,096,108
The simulated Total Commercial Revenue increased by $1,195,290
Selected Plan: ZYX Plan
All
Inpatient
Outpatient
+ 11.4%
Increase in simulated total commercial revenue
+ 15.2%
Increase in Inpatient simulated total revenue
+ 10.1%
Increase in Outpatient simulated total revenue
CompleteVue simulations use hypothetical scenarios and assumptions, which may not reflect real-world outcomes. Users should verify the information and results with experts before making decisions or taking action.
Payor A
Payor B
Payor C
View Details

*Disclaimer: Leveraging publicly available price transparency data for analysis. Analysis based on client's charge master and public price transparency files. Findings will vary based on client specifics and publicly available data.

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43 A holistic approach to generate custom, right sized solutions for now and into the future Network Optimization DATA SCIENCE & OPTIMIZATION Network Adequacy Quality Cost Price Transparency Access & Appointment Availability Marketability Complex Existing Network Optimized Network Configuration for Employers, Payors, and Claritev networks72M Variables

44 Market-Aligned Rethinking our Growth Engine Tiffani Misencik – Chief Growth Officer

45 Patients Payors Brokers | Employers Gov’t Channel Partners (e.g., Oracle) Providers

46 Market Aligned Our product and services serve across multiple markets and distribution channels Payors* Brokers | Employers Providers Gov’t (Federal / State) Channel Partners (e.g., Oracle) Analytics-Based Services Payment & Revenue Integrity Network VDHP Data & Decision Science Existing New Entry Emerging Revenue/business concentration has historically been here * Includes TPAs

47 GROWTH OBJECTIVES • Achieve significant growth of top-line revenues • Increase diversification of the business, penetrating new markets • Sell enterprise solutions across vertical markets Alignment of our Talent Operational Excellence Commitment to our Clients New leadership team, aligned to segments What are we Changing? Growth Organization Transformation One Team | Accountable | Growth Mindset Added new talent in sales and operational functions Create new pre-sales and solutions team Greater focus on net new logo acquisition Discipline and rigor in pipeline and opportunity management Investment in demand generation and lead management Proactive retention and risk management Competitive analysis | win-loss Retain and delight through client success model Voice of the Client programs – e.g., Advisory Boards, Regional User Groups, Client Events Executive Sponsorship Program Client-facing service tools and portals

48 Serving our Clients Who We Serve Payor Clients700+ Broker | Employer Clients2,140+ Provider-Health Sponsored Plan Clients30+ WHAT’S DIFFERENT Tailored support based on client needs and strategic goals Proactive engagement to drive client delight and build deeper relationships Client education and training to drive adoption Infuse Voice of the Client to inform product roadmap and improvements EXPECTED OUTCOMES Improved client and revenue retention Higher client satisfaction Joint marketing efforts and reference-ability Increased opportunities for upsell | cross-sell Our Clients

Key Growth Area | Provider Segment

GROWTH STRATEGY

- Launch in rural health and grow into adjacent markets
- Cultivate channels and partnerships to scale
- Build relationships with National and State Associations
- Maximize data and decision science to ensure outcomes

KEY OFFERINGS*

- D&DS | Price Transparency and Market Analytics - CompleteVue™
- D&DS | Quality Analytics
- D&DS | Benefit Plan Optimization
- D&DS | Risk Analytics

ROUTES TO MARKET

DIRECT SALES	• Direct Contracts w/ Health Systems • Network Provider Clients (1.4M+ Providers) • Select Strategic Partners and Relationships
STRATEGIC PARTNERS	• NRHA and National Associations • Clinically Integrated Networks • State Hospital Associations
CHANNEL PARTNERS	• Tech Enabled Provider Platforms • Negotiation Consultants • Revenue Cycle and EHR Companies • VBC Enablement Partners

Early Results

5 Opportunities Closed to Date

3 Provider Analytics Projects Complete

10+ CompleteVue | Provider Analytics Opportunities in Pipeline

** Note: Current and Planned for 2025*

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50 Example – Claritev Provider Offerings | Market Potential Claritev through our market position between payor and provider is uniquely positioned to provide solutions for the Provider Market to improve revenue, quality and lower costs Initial Focus on Rural and Mid-Market Health Systems and Partners to Scale Price Transparency and Market Analytics H&HS TAM – $245M H&HS SAM – $147M H&HS SOM – $90M Quality Analytics* TAM – $860M SAM – $344M SOM – $103M Benefit Plan Optimization TAM – $35M SAM – $30M SOM – $15M Risk Analytics (MSK Market) TAM – $333M SAM – $250M SOM – $62.5M * Note: Current and Planned for 2025

Key Growth Area | Broker/Employer Segment

GROWTH STRATEGY

- Cultivate relationships with top national and key regional brokers
- Establish new engagement models for brokers and consultants
- Expand employer markets through PEOs, Unions, Benefit Administration channels
- Increase industry presence through associations, events, etc.

KEY OFFERINGS

- VDHP
- D&DS Products – BenInsights, Ceres, PlanOptix
- D&DS | Risk Analytics & Insights

TARGET MARKETS

- Top 20 National Brokers
- Employers (with over 1k employees)
- Top 20 Professional Employee Organizations (PEOs)
- Top 60 Unions
- Top 30 Benefit Administration Systems

Early Results

8% Increase in Covered Lives on VDHP YoY
From 2023 to 2024

$16M Additional ACV

39 2025 Pipeline Opportunities | BenInsights [All Segments]

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52 Closing Remarks Travis Dalton – Chairman, President & CEO

53 Key Takeaways World Class Technology and Data Platform Multiple Avenues to Drive Growth from Existing & New Products Durable, Proven and Highly Profitable Core Out-of-Network Business Scaled, Best-in-Class Operating Platform to be Leveraged New Talent and Leadership Team Aligned on Growth Strategy6 2 3 Vital Role in Healthcare Ecosystem with Expanding TAM1 4 5

54 Thank You

55 Appendix

Reconciliation of GAAP and Non-GAAP Items

$ in thousands, except share data

	Three Months Ended					Year Ended December 31,	
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Net loss	$ (137,965)	$ (391,450)	$ (576,727)	$ (539,689)	$ (31,391)	$ (1,645,831)	$ (91,697)
Adjustments:							
Interest expense	81,252	81,792	81,129	82,198	83,005	326,371	333,208
Interest income	(408)	(1,245)	(551)	(926)	(1,123)	(3,130)	(8,233)
Income tax benefit	(48,166)	(27,220)	(27,519)	(21,976)	(386)	(124,881)	(15,363)
Depreciation	22,818	22,572	21,811	20,989	20,630	88,190	77,323
Amortization of intangible assets	85,970	85,971	85,971	85,971	85,970	343,883	342,694
Non-income taxes	715	515	580	528	611	2,338	2,283
EBITDA	$ 4,216	$ (229,065)	$ (415,306)	$ (372,905)	$ 157,316	$ (1,013,060)	$ 640,215
Adjustments:							
Other expenses, net[1]	2,818	1,517	426	641	3,564	5,402	3,472
Loss on disposal of assets	8,595	—	—	—	—	8,595	851
Integration expenses	689	850	791	353	636	2,683	3,358
Change in fair value of Private Placement Warrants and Unvested Founder Shares	(1)	(87)	(259)	(130)	(2,232)	(477)	(1,965)
Transaction-related expenses	—	—	—	—	(41)	—	8,064
Transaction Costs - Refinancing Transaction	63,930	—	—	—	—	63,930	—
Gain on extinguishment of debt	—	—	—	(5,913)	(7,061)	(5,913)	(53,968)
Loss on impairment of goodwill and intangible assets	54,500	361,612	553,701	519,050	—	1,488,863	—
Stock-based compensation	6,816	6,818	7,317	5,694	4,661	26,645	18,018
Adjusted EBITDA	$ 141,563	$ 141,645	$ 146,670	$ 146,790	$ 156,843	$ 576,668	$ 618,045

[1] "Other expenses, net" represents miscellaneous non-recurring expenses, impairment of other assets, gain or loss on disposal of leases, tax penalties, non-integration related severance costs, implementation costs for cloud computing arrangements, and transformation costs including internal labor.

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Reconciliation of GAAP and Non-GAAP Items, continued

$ in thousands, except share and per share data

	Three Months Ended					Year Ended December 31,	
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Net income (loss)	$ (137,965)	$ (391,450)	$ (576,727)	$ (539,689)	$ (31,391)	$ (1,645,831)	$ (91,697)
Adjustments:							
Amortization of intangible assets	85,970	85,971	85,971	85,971	85,970	343,883	342,694
Stock-based compensation	6,816	6,818	7,317	5,694	4,661	26,645	18,018
Transaction-related expenses	—	—	—	—	(41)	—	8,064
Transaction Costs - Debt Exchanges and Refinancing	63,930	—	—	—	—	63,930	—
Loss on extinguishment of debt	—	—	—	(5,913)	(7,061)	(5,913)	(53,968)
Other expenses	3,408	1,517	426	641	3,564	5,402	3,472
Loss on disposal of assets	8,595	—	—	—	—	8,595	851
Integration expenses	99	850	791	353	636	2,683	3,358
Change in fair value of Private Placement Warrants and unvested founder shares	(1)	(87)	(259)	(130)	(2,232)	(477)	(1,965)
Loss on impairment of goodwill and intangible assets	54,500	361,612	553,701	519,050	—	1,488,863	—
Estimated tax effect of adjustments	(42,151)	(29,724)	(30,985)	(27,216)	(21,722)	(130,076)	(79,781)
Adjusted net income	$ 43,201	$ 35,507	$ 40,235	$ 38,761	$ 32,384	$ 157,704	$ 149,046
Weighted average shares outstanding - Basic and Diluted	16,171,224	16,143,520	16,116,996	16,158,356	16,223,239	16,147,506	16,128,366
Net loss per share - Basic and Diluted	$ (8.53)	$ (24.25)	$ (35.78)	$ (33.40)	$ (1.93)	$ (101.92)	$ (5.69)
Adjusted EPS	$ 2.67	$ 2.20	$ 2.50	$ 2.40	$ 2.00	$ 9.77	$ 9.24

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58 Reconciliation of GAAP and Non-GAAP Items, continued $ in thousands Three Months Ended Year Ended December 31, 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 12/31/2024 12/31/2023 Net cash provided by operating activities $ (33,413) $ 72,842 $ 18,471 $ 49,716 $ 27,702 $ 107,616 $ 171,720 Purchases of property and equipment (30,434) (31,700) (25,445) (30,544) (31,343) (118,123) (108,852) Free cash flow (63,847) 41,142 (6,974) 19,172 (3,641) (10,507) 62,868 Interest paid 96,655 60,195 97,653 60,742 99,756 315,245 323,396 Unlevered Free Cash Flow $ 32,808 $ 101,337 $ 90,679 $ 79,914 $ 96,115 $ 304,738 $ 386,264 Adjusted EBITDA $ 141,563 $ 141,645 $ 146,670 $ 146,790 $ 156,843 $ 576,668 $ 618,045 Adjusted Cash Conversion Ratio 23% 72% 62% 54% 61% 53% 62 % Net cash (used in) investing activities $ (30,434) $ (31,700) $ (25,445) $ (30,544) $ (31,343) $ (118,123) $ (249,792) Net cash (used in) provided by financing activities $ (3,649) $ (3,143) $ (3,035) $ (31,488) $ (22,479) $ (41,315) $ (180,993)